UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: March 23, 2012)

PDI, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	0-24249	22-2919486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A
300 Interpace Parkway,
Parsippany, NJ 07054
(Address of principal executive offices and zip Code)

(862) 207-7800
Registrant's telephone number, including area code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant's Certifying Accountant
Ernst & Young LLP (“E&Y”), the Registrant's independent registered public accounting firm, was dismissed on March 23, 2012. The Registrant appointed BDO USA, LLP (“BDO”) as the Registrant's principal independent registered public accounting firm to audit its financial statements on the same day. The change was approved by the Audit Committee of Registrant's Board of Directors.
E&Y's reports on the Registrant's financial statements as of and for the fiscal years ended December 31, 2010 and 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles.
During the Registrant's fiscal years ended December 31, 2010 and December 31, 2011 and the subsequent interim period through March 23, 2012, there were no disagreements between the Registrant and E&Y on any matter of accounting principles or practices, financial statement disclosures or auditing scope and procedures, which, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference thereto in their reports on the financial statements for such years.
The Registrant has not consulted with BDO during the two fiscal years ended December 31, 2011 and December 31, 2010 and the subsequent interim period through March 23, 2012, regarding (i) the application of accounting principles to a specified transaction either completed or proposed or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that BDO concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a “reportable event,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Registrant has provided E&Y with a copy of this Form 8-K and has requested E&Y to provide the Registrant with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees or disagrees with the statements contained herein, and that letter is included as an exhibit hereto.

Item 9.01 Exhibits
The following exhibits are annexed hereto:
16.01 - Letter of Ernst & Young LLP dated March 29, 2012

* * * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, INC.

By: /s/ Jeffrey Smith
Jeffrey Smith
Chief Financial Officer

Date: March 29, 2012

Exhibit Index

Exhibit No.	Description
16.01	Letter of Ernst & Young LLP dated March 29, 2012